First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	573,995.06	0.14	4.990	650	70.00
5.001 - 5.500	37	10,954,361.60	2.66	5.394	658	74.57
5.501 - 6.000	180	50,950,558.17	12.38	5.878	662	77.19
6.001 - 6.500	301	79,415,715.06	19.29	6.332	646	77.48
6.501 - 7.000	406	101,146,791.16	24.57	6.826	630	78.92
7.001 - 7.500	199	46,066,319.51	11.19	7.317	614	81.19
7.501 - 8.000	198	44,532,638.11	10.82	7.821	606	81.48
8.001 - 8.500	114	24,562,180.07	5.97	8.351	586	81.53
8.501 - 9.000	102	16,913,722.13	4.11	8.842	582	83.60
9.001 - 9.500	46	6,314,479.85	1.53	9.314	608	84.13
9.501 - 10.000	109	8,425,962.27	2.05	9.855	626	92.66
10.001 - 10.500	87	7,234,375.31	1.76	10.343	626	92.37
10.501 - 11.000	145	9,938,395.58	2.41	10.919	651	98.39
11.001 - 11.500	29	1,824,255.07	0.44	11.278	630	96.34
11.501 - 12.000	43	2,143,045.16	0.52	11.809	618	98.46
12.001 - 12.500	4	192,480.19	0.05	12.115	661	100.00
12.501 - 13.000	6	269,684.13	0.07	12.633	638	100.00
13.001 - 13.500	1	55,203.60	0.01	13.325	622	100.00
13.501 - 14.000	1	113,507.56	0.03	13.590	621	90.00

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	143	5,064,991.89	1.23	10.751	645	98.30
50,000.01 - 100,000.00	406	30,563,651.38	7.43	9.400	639	89.75
100,000.01 - 150,000.00	307	38,432,418.12	9.34	7.758	618	79.61
150,000.01 - 200,000.00	239	41,997,185.20	10.20	7.222	615	75.82
200,000.01 - 250,000.00	232	51,923,686.62	12.61	6.821	623	77.23
250,000.01 - 300,000.00	217	59,561,641.12	14.47	6.914	629	79.22
300,000.01 - 350,000.00	151	49,256,306.67	11.97	6.854	632	80.27
350,000.01 - 400,000.00	142	53,261,788.46	12.94	6.753	635	81.10
400,000.01 - 450,000.00	80	34,039,827.29	8.27	6.932	639	82.34
450,000.01 - 500,000.00	47	22,336,507.65	5.43	6.901	624	79.86
500,000.01 - 550,000.00	25	13,078,776.89	3.18	6.971	643	83.53
550,000.01 - 600,000.00	12	6,946,161.25	1.69	7.170	632	80.58
600,000.01 - 650,000.00	6	3,787,947.14	0.92	6.779	622	74.92
650,000.01 - 700,000.00	1	654,280.26	0.16	8.990	516	75.00
700,000.01 - 750,000.00	1	722,499.65	0.18	6.550	584	84.00

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Al records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	713	158,047,467.53	38.40	7.387	604	79.30
ARM 2/28 60 Month IO	459	132,751,431.88	32.25	6.638	647	80.43
30 Year Fixed	281	51,374,680.26	12.48	7.230	633	78.26
ARM 3/27 60 Month IO	84	22,557,526.48	5.48	6.525	648	80.18
30 Year Fixed Balloon 30/15	232	13,627,410.13	3.31	10.536	658	99.05
ARM 3/27	57	11,051,344.88	2.68	7.429	616	78.04
20 Year Fixed	127	9,313,251.52	2.26	10.155	659	93.63
ARM 5/25 60 Month IO	10	2,887,147.45	0.70	6.683	670	81.47
30 Year Fixed 60 Month IO	9	2,306,856.16	0.56	6.851	661	76.90
ARM 5/25 120 Month IO	7	2,010,219.23	0.49	5.938	674	78.43
ARM 5/25	7	1,648,989.86	0.40	6.603	655	69.85
ARM 2/28 Balloon 40/30	5	1,476,055.12	0.36	6.676	584	76.53
15 Year Fixed	12	1,045,232.14	0.25	8.640	593	75.77
ARM 5/25 Balloon 40/30	2	500,348.15	0.12	6.601	617	79.62
ARM 5/25 84 Month IO	2	460,999.29	0.11	5.819	614	76.71
ARM 2/28 24 Month IO	1	289,929.58	0.07	5.800	745	80.00
25 Year Fixed	1	278,779.93	0.07	5.990	632	70.00

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	1,340	331,705,056.18	80.58	7.008	626	79.73
Fixed Fully Amortizing	430	64,318,800.01	15.63	7.658	637	80.36
Fixed Balloon	232	13,627,410.13	3.31	10.536	658	99.05
Adjustable Balloon	7	1,976,403.27	0.48	6.657	592	77.31

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	1,437	248,363,559.52	60.34	7.626	616	80.54
24	1	289,929.58	0.07	5.800	745	80.00
60	562	160,502,961.97	38.99	6.626	648	80.36
84	2	460,999.29	0.11	5.819	614	76.71
120	7	2,010,219.23	0.49	5.938	674	78.43

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169-180	243	14,630,736.94	3.55	10.403	653	97.40
229-240	118	8,348,986.16	2.03	10.255	661	93.52
289-300	1	278,779.93	0.07	5.990	632	70.00
349-360	1,647	388,369,166.56	94.35	7.041	627	79.55

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Al records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	161	31,336,468.88	7.61	8.002	613	79.73
2	255	47,460,486,94	11.53	7.385	634	80.33
3	590	121,356,053.20	29.48	7.118	633	79.97
4	544	115,790,948.59	28.12	7.068	627	80.70
5	325	71,485,759.31	17.37	7.077	629	80.37
6	103	19,211,325.22	4.67	7.496	628	81.83
7	29	4,839,046.24	1.18	8.130	596	88.47
9	2	177,581.21	0.04	6.838	706	83.99

Total	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,603	385,934,838.68	93.76	6.999	627	79.22
2	406	25,692,830.91	6.24	10.618	657	98.99

Total	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01-20.00	1	79,777.00	0.02	6.400	618	18.00
20.01-25.00	6	548,188.57	0.13	7.326	628	23.39
25.01-30.00	4	548,970.03	0.13	8.004	570	29.35
30.01-35.00	4	670,598.27	0.16	7.006	603	33.22
35.01-40.00	10	1,245,417.66	0.30	6.584	590	38.37
40.01-45.00	13	1,902,547.24	0.46	7.138	597	43.41
45.01-50.00	20	3,557,047.49	0.86	6.745	630	48.31
50.01-55.00	25	4,421,270.77	1.07	6.909	589	52.96
55.01-60.00	40	7,899,071.21	1.92	7.051	580	58.04
60.01-65.00	57	13,044,251.21	3.17	6.743	590	63.67
65.01-70.00	102	24,959,803.06	6.06	6.853	598	68.92
70.01- 75.00	138	34,934,337.68	8.49	7.084	597	74.24
75.01- 80.00	722	178,307,145.30	43.32	6.761	645	79.82
80.01-85.00	155	41,535,340.08	10.09	7.257	606	84.41
85.01-90.00	212	51,971,897.00	12.63	7.417	630	89.77
90.01-95.00	92	14,148,300.13	3.44	7.929	639	94.75
95.01-100.00	408	31,853,706.89	7.74	9.953	656	99.92

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Al records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	59	12,696,984.43	3.08	8.185	509	73.28
520 - 539	80	16,252,419.45	3.95	7.950	529	71.10
540 - 559	96	20,568,963.35	5.00	7.737	549	74.29
560 - 579	124	27,317,793.97	6.64	7.408	569	77.49
580 - 599	206	44,177,918.65	10.73	7.282	589	81.27
600 - 619	268	56,462,433.60	13.72	7.239	609	80.30
620 - 639	319	59,706,357.57	14.50	7.257	629	81.79
640 - 659	295	61,976,893.57	15.06	7.092	649	82.12
660 - 679	232	42,428,296.98	10.31	7.061	668	82.72
680 - 699	114	22,860,363.55	5.55	6.964	688	83.30
700 - 719	91	18,188,721.64	4.42	6.734	709	81.06
720 - 739	58	13,925,919.74	3.38	6.517	731	81.44
740 - 759	35	8,262,644.87	2.01	7.095	748	84.49
760 - 779	20	4,576,275.34	1.11	6.506	768	84.28
780 - 799	9	1,940,605.87	0.47	6.748	790	82.36
800 - 819	3	285,077.01	0.07	8.572	804	85.72

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

Min: 500
Max: 810
Weighted Average: 629

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	1,071	242,069,790.56	58.81	7.137	609	78.25
Purchase	853	152,531,856.63	37.06	7.374	661	83.95
Rate/Term Refinance	85	17,026,022.40	4.14	7.123	620	80.59

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,566	316,035,802.92	76.78	7.232	626	80.05
PUD	173	37,043,676.70	9.00	7.119	628	82.44
Duplex	119	30,743,250.99	7.47	7.198	638	81.42
Condo	122	21,189,469.27	5.15	7.174	653	82.20
3-4 Unit	22	5,625,467.05	1.37	7.830	635	79.33
Townhouse	7	990,002.66	0.24	7.205	623	75.59

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,042	221,588,376.10	53.83	7.451	638	80.83
Full	952	188,106,377.63	45.70	6.952	619	80.12
NINA	15	1,932,915.86	0.47	7.791	595	70.11

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	1,903	390,335,268.28	94.83	7.205	627	80.43
Non-Owner Occupied	106	21,292,401.31	5.17	7.576	657	80.89

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	1,176	234,151,156.14	56.88	7.042	668	82.27
B	639	136,130,855.57	33.07	7.325	591	79.84
C	194	41,345,657.88	10.04	7.932	528	72.23

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

California	603	146,691,042.04	35.64	6.867	637	79.27
New York	383	100,080,379.74	24.31	7.258	629	80.28
New Jersey	186	36,108,059.81	8.77	7.539	614	78.37
Florida	149	22,598,090.79	5.49	7.910	621	83.70
Maryland	59	12,279,848.08	2.98	7.268	644	81.97
Nevada	61	12,274,191.31	2.98	6.977	622	81.97
Virginia	52	9,977,425.01	2.42	7.306	601	78.03
Arizona	53	8,952,569.19	2.17	7.134	634	82.31
Washington	47	8,234,393.58	2.00	7.051	633	80.94
Pennsylvania	52	7,723,061.39	1.88	7.237	622	83.92
North Carolina	57	6,534,166.46	1.59	8.047	620	81.92
Connecticut	22	5,055,238.85	1.23	7.556	585	80.09
Wisconsin	41	4,292,871.26	1.04	8.003	627	82.28
Massachusetts	22	3,727,192.92	0.91	8.017	608	77.94
Oregon	25	3,276,607.61	0.80	7.267	627	84.04
Colorado	19	2,607,045.84	0.63	7.296	622	83.13
Utah	13	2,312,482.35	0.56	7.216	614	83.22
Georgia	12	1,909,648.16	0.46	7.713	641	86.38
Michigan	20	1,806,142.98	0.44	7.699	626	84.80
Missouri	15	1,584,123.18	0.38	8.923	595	88.37
Minnesota	14	1,577,593.40	0.38	7.266	666	84.60
Ohio	12	1,429,533.75	0.35	7.799	613	89.99
Indiana	17	1,413,470.94	0.34	7.902	641	88.53
Illinois	7	1,394,751.30	0.34	7.823	644	85.61
Iowa	11	1,208,911.08	0.29	7.817	583	80.85
South Carolina	8	1,125,966.53	0.27	8.206	676	90.73
Idaho	6	949,275.59	0.23	6.928	645	82.48
Delaware	6	806,095.70	0.20	8.820	565	82.37
Tennessee	9	796,871.00	0.19	8.191	612	90.16
Rhode Island	5	697,905.23	0.17	7.970	620	80.21
Louisiana	6	582,204.25	0.14	8.109	631	88.22
Texas	4	550,547.38	0.13	8.046	619	88.36
New Mexico	4	398,866.35	0.10	7.946	642	85.23
Kansas	3	313,053.18	0.08	6.700	709	80.00
Arkansas	5	274,279.59	0.07	8.367	585	78.55
Kentucky	1	83,763.77	0.02	6.340	620	70.00

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
Al records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	673	103,099,838.64	25.05	7.778	624	81.35
12	303	98,592,804.29	23.95	7.062	630	80.22
24	763	157,451,608.05	38.25	7.099	629	80.63
36	270	52,483,418.61	12.75	6.821	634	78.62

Total:	2,009	411,627,669.59	100.00	7.225	629	80.46

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	11	2,387,829.38	0.72	6.928	636	78.97
3.501 - 4.000	3	497,008.62	0.15	5.916	645	78.70
4.001 - 4.500	15	3,702,799.57	1.11	5.724	646	76.72
4.501 - 5.000	56	15,899,879.93	4.76	5.924	656	78.79
5.001 - 5.500	142	38,059,969.80	11.41	6.243	652	78.47
5.501 - 6.000	440	121,611,952.77	36.45	6.538	639	78.95
6.001 - 6.500	250	56,405,578.97	16.90	7.078	626	80.90
6.501 - 7.000	191	44,322,470.45	13.28	7.608	606	80.12
7.001 - 7.500	107	26,265,485.91	7.87	8.147	592	81.82
7.501 - 8.000	86	16,707,283.47	5.01	8.718	571	80.46
8.001 - 8.500	29	5,625,062.31	1.69	9.293	570	81.06
8.501 - 9.000	14	1,859,111.78	0.56	9.962	547	83.61
9.001 - 9.500	2	159,501.77	0.05	9.500	560	87.74
9.501- 10.000	1	177,524.72	0.05	10.200	539	83.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

9.001 - 9.500	1	237,000.00	0.07	6.500	605	89.00
9.501 - 10.000	1	329,600.00	0.10	6.750	635	80.00
10.501 - 11.000	6	1,961,774.91	0.59	5.704	657	76.95
11.001 - 11.500	32	9,664,166.21	2.90	5.977	661	78.00
11.501 - 12.000	79	22,208,396.86	6.66	6.077	649	78.68
12.001 - 12.500	163	44,224,287.96	13.25	6.232	645	77.32
12.501 - 13.000	298	78,937,651.63	23.66	6.592	640	79.10
13.001 - 13.500	202	51,112,453.65	15.32	6.849	630	80.51
13.501 - 14.000	228	55,735,233.21	16.70	7.274	618	80.03
14.001 - 14.500	118	29,427,420.03	8.82	7.896	594	81.29
14.501 - 15.000	98	19,829,784.24	5.94	8.344	582	82.05
15.001 - 15.500	48	8,813,366.25	2.64	8.653	591	81.31
15.501 - 16.000	36	5,467,589.96	1.64	9.043	579	80.37
16.001 - 16.500	14	1,881,172.27	0.56	9.025	577	80.41
16.501 - 17.000	10	1,398,198.18	0.42	9.824	580	90.56
17.001 - 17.500	8	1,695,003.71	0.51	10.362	562	81.54
17.501 - 18.000	1	93,526.72	0.03	10.590	512	80.00
18.001 - 18.500	1	107,884.68	0.03	11.050	533	80.00
18.501 - 19.000	1	125,920.66	0.04	11.590	557	90.00
21.001 - 21.500	1	72,380.97	0.02	7.125	622	95.00
21.501 - 22.000	1	358,647.35	0.11	7.500	649	100.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
All records

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.501 - 5.000	1	573,995.06	0.17	4.990	650	70.00
5.001 - 5.500	35	10,490,611.49	3.14	5.390	657	75.34
5.501 - 6.000	149	42,353,756.57	12.69	5.881	660	78.23
6.001 - 6.500	244	66,832,938.63	20.03	6.330	648	78.54
6.501 - 7.000	337	86,755,281.04	26.00	6.818	631	79.20
7.001 - 7.500	171	40,513,282.84	12.14	7.322	612	81.66
7.501 - 8.000	172	39,587,446.15	11.86	7.822	604	81.37
8.001 - 8.500	100	23,159,257.99	6.94	8.352	585	81.55
8.501 - 9.000	80	14,212,613.40	4.26	8.828	573	82.27
9.001 - 9.500	27	4,399,119.97	1.32	9.288	582	79.96
9.501 - 10.000	16	2,377,603.49	0.71	9.745	548	81.87
10.001 - 10.500	9	1,702,190.11	0.51	10.283	562	81.82
10.501 - 11.000	3	360,274.13	0.11	10.694	578	94.81
11.001 - 11.500	2	237,167.92	0.07	11.227	523	72.91
11.501 - 12.000	1	125,920.66	0.04	11.590	557	90.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	13	1,827,837.43	0.55	8.002	652	91.01
1.500	2	252,804.26	0.08	9.054	540	70.53
2.000	17	5,087,208.25	1.52	6.856	605	78.67
3.000	1,299	321,766,361.46	96.43	6.997	626	79.62
4.000	8	2,488,970.00	0.75	7.938	639	85.61
5.000	7	1,872,678.05	0.56	6.527	678	82.02
5.500	1	385,600.00	0.12	6.500	656	80.00

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	934	234,554,945.95	70.29	7.118	623	80.13
1.500	413	99,126,513.50	29.71	6.740	633	78.74

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	954	238,494,980.93	71.47	6.964	625	80.04
22 - 26	224	54,069,903.18	16.20	7.388	619	78.72
27 - 31	24	6,038,631.58	1.81	6.905	622	79.22
32 - 36	117	27,570,239.78	8.26	6.804	640	79.53
52 - 56	11	2,818,199.65	0.84	6.556	652	75.99
57 - 61	17	4,689,504.33	1.41	6.318	666	78.71

Total:	1,347	333,681,459.45	100.00	7.006	626	79.72

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliate in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.